Exhibit 99.1

JOINT FILING AGREEMENT

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated: March 19, 2012	EXPEDITION HOLDING COMPANY, INC.

	By:	/s/ Michael Triplett
		Name:	Michael Triplett
		Title:	President

Dated: March 19, 2012	EXPEDITION MERGER SUB, INC.

	By:	/s/ Michael Triplett
		Name:	Michael Triplett
		Title:	President

Dated: March 19, 2012	INSIGHT VENTURE PARTNERS VII, L.P.
INSIGHT VENTURE PARTNERS (CAYMAN) VII, L.P.
INSIGHT VENTURE PARTNERS VII (CO-INVESTORS), L.P.
INSIGHT VENTURE PARTNERS (DELAWARE) VII, L.P.

	By:	Insight Venture Associates VII, L.P.,
its general partner
	By:	Insight Venture Associates VII, Ltd.,
its general partner

		By:	/s/ Blair M. Flicker
			Name:	Blair M. Flicker
			Title:	Vice President

Dated: March 19, 2012	INSIGHT VENTURE PARTNERS COINVESTMENT FUND II, L.P.

	By:	Insight Venture Associates Coinvestment II, L.P., its general partner
	By:	Insight Holdings Group, LLC, its general partner

		By:	/s/ Blair M. Flicker
			Name:	Blair M. Flicker
			Title:	Vice President

Dated: March 19, 2012	INSIGHT VENTURE ASSOCIATES VII, L.P.

	By:	Insight Venture Associates VII, Ltd.,
its general partner

		By:	/s/ Blair M. Flicker
			Name:	Blair M. Flicker
			Title:	Vice President

Dated: March 19, 2012	INSIGHT VENTURE ASSOCIATES VII, LTD.

		By:	/s/ Blair M. Flicker
			Name:	Blair M. Flicker
			Title:	Vice President

Dated: March 19, 2012	INSIGHT VENTURE ASSOCIATES COINVESTMENT II, L.P.

	By:	Insight Holdings Group, LLC, its general partner

		By:	/s/ Blair M. Flicker
			Name:	Blair M. Flicker
			Title:	Vice President

Dated: March 19, 2012	INSIGHT HOLDINGS GROUP, LLC

		By:	/s/ Blair M. Flicker
			Name:	Blair M. Flicker
			Title:	Vice President